                                    UNITED STATES
                               SECURITIES AND EXCHANGE
                                      COMMISSION



                               WASHINGTON, D.C.  20549

                                  -----------------

                                      FORM 8-K/A

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)      August 18, 1997
                                               -------------------------------



                            Insight Health Services Corp.
--------------------------------------------------------------------------------
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER )



           Delaware                  0-28622                  33-0702770
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION      (COMMISSION              (I.R.S EMPLOYER
      OF INCORPORATION)            FILE NUMBER)            DENTIFICATION NO.)



            4400  MacArthur Boulevard, Suite 800, Newport Beach, CA  92660
        --------------------------------------------------------------
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)



                                   (714)  476-0733
            -------------------------------------------------------------
                  REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


                                         N/A
--------------------------------------------------------------------------------
            (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  FINANCIAL STATEMENTS OF  BUSINESSES ACQUIRED.

    The financial statements of Mobile Imaging Consortium required by this item are attached.

         (b)  PRO FORMA FINANCIAL INFORMATION.

    The Unaudited Pro Forma Condensed Financial Statements are presented which reflect the acquisition of certain assets of Mobile Imaging Consortium, Limited Partnership, and Mobile Imaging Consortium - New Hampshire (collectively "MIC") by InSight Health Services Corp. ("Registrant") through its wholly owned subsidiary, InSight Health Corp. ("InSight"). The Unaudited Pro Forma Condensed Financial Statements are provided for informational purposes only and are not necessarily indicative of the results that actually would have occurred had the acquisition been in effect for the period presented.

    The Unaudited Pro Forma Condensed Consolidated Balance Sheet is based on the historical balance sheet as of March 31, 1997 and is presented as if the acquisition had been consummated at that date. The Unaudited Pro Forma Condensed Consolidated Statement of Income is based on the historical statements of operations of each of InSight and MIC for the nine months ended March 31, 1997, and reflects certain adjustments to give effect to the acquisition as if it had occurred on July 1, 1996.

    Pro forma adjustments are based on the purchase method of accounting and a preliminary allocation of the purchase price. However, changes to the adjustments included in the Unaudited Pro Forma Combined Financial Statements are expected as evaluations of assets and liabilities are completed and additional information becomes available. Accordingly, the final allocated values will differ from the amounts used to calculate the adjustments in the Unaudited Pro Forma Condensed Consolidated Financial Statements.

         (c)  EXHIBITS

              99.1(a)   Independent Auditors' Report
              99.1(b)   Audited Combined Financial Statements for the years
                        ended December 31, 1996, 1995 and 1994

 (b) (i)

                    INSIGHT HEALTH SERVICES CORP. AND SUBSIDIARIES
               UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                (AMOUNTS IN THOUSANDS)


                                                           As reported       Pro Forma       Pro Forma
                                                          March 31, 1997    Adjustments    March 31, 1997
                                                          --------------    -----------    --------------
                           ASSETS

CURRENT ASSETS:
   Cash and cash equivalents                                   $   6,504    $      -           $   6,504
   Trade accounts receivable                                      13,841         250 (A)          14,091
   Other current assets                                            2,914           -               2,914
                                                               ---------    --------           ---------
        Total current assets                                      23,259         250              23,509

PROPERTY AND EQUIPMENT                                            30,309       3,070 (B)          33,379

OTHER ASSETS                                                      18,975       5,391 (C)          24,366
                                                               ---------    --------           ---------
                                                               $  72,543    $  8,711           $  81,254
                                                               ---------    --------           ---------
                                                               ---------    --------           ---------

               LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
   Accounts payable and other accrued expenses                 $  13,154           -           $  13,154
   Current portion of equipment and other notes                   11,716       2,048              13,764
   Current portion of deferred gain on debt restructure              821           - (D,E)           821
                                                               ---------    --------           ---------
        Total current liabilities                                 25,691       2,048              27,739
                                                               ---------    --------           ---------

LONG-TERM LIABILITIES:
   Equipment and other notes, less current portion                37,103       6,663 (D,E)        43,766
   Deferred gain on debt restructure, less current portion           902           -                 902
   Other long-term liabilities                                       766           -                 766
                                                               ---------    --------           ---------
        Total long-term liabilities                               38,771       6,663              45,434
                                                               ---------    --------           ---------

MINORITY INTEREST                                                  1,929           -               1,929
                                                               ---------    --------           ---------

STOCKHOLDERS' EQUITY:
  Convertible Series A preferred stock                             6,750           -               6,750
  Common stock                                                         3           -                   3
  Additional paid-in capital                                      23,100           -              23,100
  Accumulated deficit                                            (23,701)          -             (23,701)
                                                               ---------    --------           ---------
         Total stockholders' equity                                6,152           -               6,152
                                                               ---------    --------           ---------
                                                               $  72,543    $  8,711           $  81,254
                                                               ---------    --------           ---------
                                                               ---------    --------           ---------


SEE NOTES TO UNAUDITED PROFORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

  (b)(ii)

                    INSIGHT HEALTH SERVICES CORP. AND SUBSIDIARIES
          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

                                     InSight Health                                      InSight Health
                                     Services Corp.                                      Services Corp.
                                    and Subsidiaries                                    and Subsidiaries
                                       as reported       MIC Combined                       Pro Forma
                                      for the nine       for the nine                     for the nine
                                      months ended       months ended     Pro Forma       months ended
                                     March 31, 1997     March 31, 1997   Adjustments     March 31, 1997
                                   -----------------    --------------   -----------    ----------------
REVENUES:
  Contract services                     $  35,186            $  4,090       $      -           $  39,276
  Patient services                         31,153               1,342              -              32,495
  Other                                     1,790                   -              -               1,790
                                        ---------            --------       --------           ---------
       Total revenues                      68,129               5,432              -              73,561
                                        ---------            --------       --------           ---------

COSTS OF OPERATIONS:
  Cost of services                         37,386               2,730              -              40,116
  Provision for doubtful accounts           1,116                 109              -               1,225
  Equipment leases                         13,822                   -              -              13,822
  Depreciation and amortization             7,203                 924            202  (A)          8,329
                                        ---------            --------       --------           ---------
        Total costs of operations          59,527               3,763            202              63,492
                                        ---------            --------       --------           ---------

GROSS PROFIT                                8,602               1,669           (202)             10,069

CORPORATE OPERATING EXPENSES                5,343                   -              -               5,343
                                        ---------            --------       --------           ---------

 INCOME FROM COMPANY OPERATIONS             3,259               1,669           (202)              4,726

EQUITY IN EARNING OF UNCONSOLIDATED           364                   -              -                 364
                                        ---------            --------       --------           ---------
  PARTNERSHIPS

OPERATING INCOME (LOSS)                     3,623               1,669           (202)              5,090

INTEREST EXPENSE, Net                       2,741                 128            518  (B)          3,387
                                        ---------            --------       --------           ---------

  INCOME BEFORE TAXES                         882               1,541           (720)              1,703

INCOME TAX EXPENSE                            134                  29            158  (C)            321
                                        ---------            --------       --------           ---------

NET INCOME                              $     748            $  1,512       $   (878)          $   1,382
                                        ---------            --------       --------           ---------
                                        ---------            --------       --------           ---------

INCOME PER COMMON SHARE:
  Net Income                            $    0.14                                              $    0.25
                                        ---------                                              ---------
                                        ---------                                              ---------

  Weighted average number of common
  shares outstanding                    5,444,308                                              5,444,308
                                        ---------                                              ---------
                                        ---------                                              ---------


SEE NOTES TO UNAUDITED PROFORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(b)(iii) INSIGHT HEALTH SERVICES CORP. AND SUBSIDIARIES NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.


NOTE 1:  UNAUDITED PRO FORMA BALANCE SHEET ADJUSTMENTS

    The Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Registrant as of March 31, 1997, gives affect to the following pro forma adjustments:

         (A)  To record the net trade accounts receivable acquired.

         (B) To record the three mobile medical imaging equipment units acquired at their estimated fair value. The mobile medical imaging equipment will be depreciated over five years.

         (C) To record the goodwill related to the assets acquired. The goodwill will be amortized over an assumed 20 year period.

         (D) To record the assumption of the current and long-term portions of the capital lease obligations related to the mobile medical imaging equipment acquired.

         (E) To record the current and long-term portions of the $6,800,000 debt borrowed from General Electric Medical Systems (GEMS).


NOTE 2:  UNAUDITED PRO FORMA STATEMENT OF INCOME ADJUSTMENTS

    The Unaudited Pro Forma Condensed Consolidated Statement of Income of the Registrant for the nine months ended March 31, 1997, gives affect to the following pro forma adjustments:

         (A) To record the amortization of the goodwill associated with the acquisition over an assumed 20 year period.

         (B) To record interest expense on the long-term debt borrowed from GEMS associated with the acquisition at a rate of 10.5 percent per annum.

         (C) To record an income tax expense based upon an assumed composite (federal, state and local) income tax rate of 20 percent.

                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  August 18, 1997

                                  INSIGHT HEALTH SERVICES CORP.



                                  BY:  /s/ E. LARRY ATKINS
                                     -----------------------------------------
                                     E. Larry Atkins
                                     President and Chief Executive Officer




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